UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2021

SANDERSON FARMS, INC.

(Exact name of Registrant as Specified in its Charter)

Mississippi	1-14977	64-0615843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Flynt Road, Laurel, Mississippi	39443
(Address of Principal Executive Offices)	(Zip Code)

(601) 649-4030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	SAFM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 9, 2021, Sanderson Farms, Inc., a Mississippi corporation (the “Company”), Continental Grain Company and Cargill, Incorporated issued a press release and certain communications to employees announcing the execution of a definitive merger agreement providing for the acquisition of the Company by a joint venture formed between Continental Grain Company and Cargill, Incorporated , subject to the terms and conditions contained therein. A copy of the press release and the communications are attached hereto as Exhibits 99.1, 99.2 and 99.3 respectively, and are incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended April 30, 2021, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction and the related transactions involving affiliates of Cargill and Continental Grain that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction, (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders), and the related transactions involving affiliates of Cargill and Continental Grain, in the anticipated timeframe or at all (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction or of the transactions involving affiliates of Cargill and Continental Grain, (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction, (7) disruption from the proposed transaction making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business, (8) significant transaction costs, (9) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future, (10) other business effects, including the effects of industry, market, economic, political or regulatory conditions, (11) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks, (12) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above, and could include: high absentee rates that have prevented and may continue to prevent the Company from running some of its facilities at full capacity, or could in the future cause facility closures, (13) an inability of contract poultry producers to manage their flocks, (14) supply chain disruptions for feed grains, (15) further changes in customer orders due to shifting consumer patterns, (16) disruptions in logistics and the distribution chain for the Company’s products, (17) liquidity challenges, and (18) a continued or worsening decline in global commercial activity, among other unfavorable conditions.

Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company. When used in this Current Report on Form 8-K, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this Current Report on Form 8-K may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). The Company plans to mail to its stockholders a definitive Proxy Statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by the Company with the SEC by accessing the Investors section of the Company’s website at http://sandersonfarms.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the Proxy Statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on January 14, 2021 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated as of August 9, 2021

99.2	Employee Note

99.3	Employee FAQ

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARM, INC.

(Registrant)

By:	/s/ D. Michael Cockrell
D. Michael Cockrell Treasurer, Chief Financial Officer and Chief Legal Officer

Date: August 9, 2021

Exhibit 99.1

Cargill and Continental Grain Company to Acquire Sanderson Farms for $203 per Share in Cash and Create a Leading U.S. Poultry Company

•

All-cash transaction delivers significant and certain value to Sanderson Farms stockholders at a 30.3% premium to the June 18, 2021 unaffected share price, a 22.8% premium to the 30-day VWAP as of June 18, 2021, and 15.2% premium to the all-time high share price as of June 18, 2021

•

Transaction brings together two complementary U.S. poultry operators, Wayne Farms and Sanderson Farms, under the joint ownership and control of two premier food and agribusiness companies with deep roots in U.S. agriculture

•	Wayne Farms CEO Clint Rivers to lead the combined business

MINNEAPOLIS and NEW YORK and LAUREL, Miss. – August 9, 2021 – Cargill, Continental Grain Company, and Sanderson Farms, Inc. (NASDAQ: SAFM) announced today they have reached a definitive agreement for a joint venture between Cargill and Continental Grain to acquire Sanderson Farms for $203 per share in cash, representing a total equity value for Sanderson Farms of $4.53 billion. The purchase price represents a 30.3% premium to Sanderson Farms’ unaffected share price of $155.74 on June 18, 2021, the last full trading day prior to media speculation about the potential sale of Sanderson Farms; a 22.8% premium to the Sanderson Farms 30-day volume weighted average price (“VWAP”) as of June 18, 2021, and a 15.2% premium to the all-time high share price as of June 18, 2021. Upon completion of the transaction, Cargill and Continental Grain will combine Sanderson Farms with Wayne Farms, a subsidiary of Continental Grain, to form a new, privately held poultry business.

The combination of Sanderson Farms and Wayne Farms will create a best-in-class U.S. poultry company with a high-quality asset base, complementary operating cultures, and an industry-leading management team and workforce. The new company will be well positioned to enhance its service to customers across retail and food service and drive organic growth in an industry fueled by affordability and key consumer trends around the health, sustainability, and versatility of chicken.

“Since my grandfather founded Sanderson Farms 75 years ago, our many significant achievements have been driven by our commitment to providing the very best chicken products in a profitable manner that benefits each of the constituents who contribute to our success. This transaction is the culmination of that commitment, as it delivers a significant value to our stockholders, reflecting the dedication of our team, and our best-in-class assets, quality products, efficient and sustainable operations, and respected brand,” said Joe Sanderson, Chairman and Chief Executive Officer of Sanderson Farms, Inc. “We are proud to be joining with Cargill and Continental Grain and we are confident that they will be strong stewards of the Sanderson Farms team, brand and assets going forward. As part of the newly created company, Sanderson Farms and its new owners will remain committed to the employees, poultry producers, customers, communities, environment, and animals under our care, and to continuing to deliver the highest quality products and the best service in our industry to our customers.”

“We are very happy to partner with Cargill with whom we have had a decades-long relationship between two family-owned companies. Sanderson Farms’ operations, best-in-class assets and valuable brand have underscored their success, and we have the highest respect for Joe Sanderson, and the business and team he has built as the third generation CEO,” said Paul Fribourg, Chairman and CEO of Continental Grain. “Wayne Farms has been one of the most important and successful parts of Continental Grain for almost 60 years, so bringing together two great partners with two great poultry companies will ensure good things for our customers, our grower partners, and our employees.”

The new company will have state-of-the-art operations and will continue to invest in its workforce and in employee safety. Operations will include poultry processing plants and prepared foods plants across Alabama, Arkansas, Georgia, Louisiana, Mississippi, North Carolina, and Texas.

“At Cargill, we are committed to nourishing the world in a safe, responsible and sustainable way,” said David MacLennan, Chairman and CEO of Cargill. “Expanding our poultry offerings to the U.S. is a key enabler of our ability to meet customer and consumer demands. With these great businesses, and our strong partnership, we believe we will deliver a superior portfolio of products and services to our customers.”

Cargill expects to support the new joint venture with its longstanding relationships with retail and foodservice customers. Wayne Farms, part of Continental Grain’s food, agriculture and commodities investment portfolio since 1965, has roots in the poultry industry that go back more than a century.

PARTNERING WITH FARMERS AND COMMUNITIES

Cargill, Continental Grain, and Sanderson Farms are committed to ensuring operational excellence, workplace safety, and the highest quality of product for the U.S. poultry industry.

Cargill and Continental Grain have long histories of investing and partnering with American farmers and are dedicated to strengthening the food and agriculture industries for the benefit of consumers and growers. Their shared culture, built on the principles of supporting farmers and communities, complements Sanderson Farms’ reputation as one of the industry’s most respected operators. Sanderson Farms’ strong brand, reputation, and best-in-class assets will remain a core part of the combined company. In addition, Wayne Farms’ deep customer relationships across the food service sector complement Sanderson Farms’ diverse grocery and retail relationships.

TRANSACTION DETAILS

The transaction is expected to close by the end of 2021 or early 2022, and will be subject to regulatory and Sanderson Farms stockholder approval, and other customary closing conditions.

The acquisition consortium has committed equity and debt financing in place to complete the transaction.

Wayne Farms CEO Clint Rivers will lead the combined company.

Upon the completion of the transaction, Sanderson Farms will become a private company, and its shares will no longer be traded on NASDAQ.

BofA Securities acted as the financial advisor to Cargill and Freshfields Bruckhaus Deringer (US) LLP acted as legal counsel. Gibson Dunn & Crutcher acted as tax counsel.

Centerview Partners LLC acted as financial advisor to Sanderson Farms and Wachtell, Lipton, Rosen & Katz and Fishman Haygood LLP acted as legal counsel.

Lazard acted as the financial advisor for Wayne Farms and Continental Grain, and Paul, Weiss, Rifkind, Wharton & Garrison LLP acted as legal counsel.

About Sanderson Farms

Sanderson Farms, Inc. is engaged in the production, processing, marketing and distribution of fresh, frozen and minimally prepared chicken. Its shares trade on the NASDAQ Global Select Market under the symbol SAFM.

About Cargill

Cargill’s 155,000 employees across 70 countries work relentlessly to achieve our purpose of nourishing the world in a safe, responsible and sustainable way. Every day, we connect farmers with markets, customers with ingredients, and people and animals with the food they need to thrive. We combine 156 years of experience with new technologies and insights to serve as a trusted partner for food, agriculture, financial and industrial customers in more than 125 countries. Side-by-side, we are building a stronger, sustainable future for agriculture.

About Continental Grain Company

Conti is a privately owned global investor, owner and operator of companies with more than 200 years of history across the food and agribusiness spectrum. It creates long-term value by applying deep industry knowledge, capital and talent to businesses ranging from established market leaders to promising innovators.

Conti builds platforms that leverage its strategic expertise in food production, processing, and distribution to source proprietary deals, working alongside trusted partners and supporting strong management teams. It brings a long-term ownership mindset, concentrating on investment and operating plans that create enduring value and a sustainable, efficient and nutritional food supply chain. Conti brings people, ideas and resources together to build the businesses that will feed the world.

About Wayne Farms

Wayne Farms LLC is a vertically integrated U.S. poultry producer. A subsidiary of Continental Grain Company, Wayne Farms owns and operates fresh and further-processed facilities throughout the Southeast, and employs more than 9,000 individuals. Producing products under the brand names of WAYNE FARMS® fresh and prepared chicken; PLATINUM HARVEST® premium fresh chicken; CHEF’S CRAFT® gourmet chicken; NAKED TRUTH® premium chicken; and LADYBIRD™ premium chicken, Wayne Farms has a well-known history of operating humane, safe, industry-leading poultry processing facilities and delivering exceptional products to some of the largest industrial, institutional, and foodservice companies across the globe.

Media / Investor Inquiries

For Cargill

Daniel Sullivan

media@cargill.com

For Wayne Farms

Frank Singleton

678-316-4237

Fes01@att.net

For Sanderson Farms

Mike Cockrell

Sanderson Farms

Treasurer, Chief Financial Officer & Chief Legal Officer

(601) 426-1454

-or-

Paul Caminiti / Delia Cannan / Nicholas Leasure

Reevemark

(212) 433-4600

-or-

MacKenzie Partners, Inc.

Dan Burch / Laurie Connell

(212) 929-5748 / (212) 378-7071

dburch@mackenziepartners.com

lconnell@mackenziepartners.com

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Annual Report on Form 10-K for the fiscal year ended October 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended April 30, 2021 of Sanderson Farms, Inc. (the “Company”), and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction and the related transactions involving affiliates of Cargill and Continental Grain that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction; (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders), and the related transactions involving affiliates of Cargill and Continental Grain, in the anticipated timeframe or at all; (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships; (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction or of the transactions involving affiliates of Cargill and Continental Grain; (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (7) disruption from the proposed transaction making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business; (8) significant transaction costs; (9) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future; (10) other business effects, including the effects of industry, market, economic, political or regulatory conditions; (11) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks; (12) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above, and could include: high absentee rates that have prevented and may continue to prevent the Company from running some of its facilities at full capacity, or could in the future cause facility closures; (13) an inability of contract poultry producers to manage their flocks; (14) supply chain disruptions for feed grains; (15) further changes in customer orders due to shifting consumer patterns; (16) disruptions in logistics and the distribution chain for the Company’s products; (17) liquidity challenges; and (18) a continued or worsening decline in global commercial activity, among other unfavorable conditions.

Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this press release may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). The Company plans to mail to its stockholders a definitive Proxy Statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by the Company with the SEC by accessing the Investor Relations section of the Company’s website at http://sandersonfarms.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the Proxy Statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on January 14, 2021 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.

Exhibit 99.2

EMPLOYEE NOTE

Team,

I am writing to you about an important development for Sanderson Farms.

We have announced that Cargill and Continental Grain, two leading agricultural and poultry production companies, have entered into a definitive agreement to acquire Sanderson Farms for $4.53 billion, or $203 per share, in cash. As a result of this transaction, Sanderson Farms will be combined with Wayne Farms, a subsidiary of Continental Grain and an experienced U.S. poultry firm. Attached is a copy of the press release we issued a short while ago announcing the transaction.

We are proud to be joining with Cargill and Continental Grain, two highly regarded companies with track records of success in agriculture and meat processing.

Since my grandfather founded Sanderson Farms 75 years ago, the company has based its success on the adherence to the fundamental principles and values of fairness and honesty in all of our dealings, integrity in all that we do, and treating everyone we meet with absolute respect and dignity. Our success has also been based on our ability to produce high quality chicken products by taking care of the animals under our care, our employees, our poultry producers, our customers, our communities and our environment. That will not change. Our strong brand, reputation and best-in-class assets will remain a core part of the combined company.

The combination of Sanderson Farms and Wayne Farms will create a best-in-class U.S. poultry company with a high-quality asset base, complementary operating cultures, and an industry-leading management team and workforce. The new company will be well positioned to enhance its service to customers across retail and food service and drive organic growth in an industry fueled by affordability and key consumer trends around health, sustainability, and the versatility of chicken.

Our Board believes that this is a great deal for Sanderson Farms and that the transaction reflects significant and appropriate value for our team, best-in-class assets, quality products, efficient and sustainable operations and respected brand. This transaction contemplates delivering a substantial cash premium to all Sanderson Farms stockholders and provides opportunities for our employees and independent contract producers and the same quality products for our customers and distributors.

Cargill and Continental Grain understand and know our business. Cargill has expertise across the agriculture and chicken producing arena, both in the U.S. and around the world. Continental Grain is an owner and operator of food and agribusiness companies such as Wayne Farms, a respected U.S. poultry producer. Importantly, Cargill and Continental Grain share our commitment to ethical poultry production and sustainable farming practices and being strong contributors to the health and success of our communities. They also share our commitment to our employees, growers, communities and the environment.

The combined company will be committed to supporting independent producers, their family farms, livelihoods and the communities in which they live. Our outstanding workforce, best-in-class assets and efficient operations are key factors in this transaction and very important to the long-term success of the combined company.

We recognize you will have questions about the transaction. To help address these questions, we will be holding a virtual town hall meeting today at 12:00pm CDT to discuss the transaction and will post an FAQ. If you have other questions about today’s announcement, please reach out to Mike Cockrell or your supervisor. While we may not be able to answer all your questions today, we will share developments as we are able.

The transaction is expected to close by the end of 2021 or early 2022, subject to customary closing conditions, including the receipt of regulatory approvals and approval of our stockholders. Between now and closing, it is important that you continue to focus on your day-to-day responsibilities so that we can continue to deliver the highest quality products and the best service to our customers.

We expect Sanderson Farms will be subject to increased attention from the media and investors over the coming months. As always, if you receive any inquiries from the press, please direct them to Mike Cockrell.

I am incredibly proud of what we have accomplished together. What began as a small family supply store grew into a thriving, best-in-class poultry producer. On behalf of my entire family, our Board, and our leadership team, thank you for your commitment and dedication to Sanderson Farms and the customers and communities we serve. We look forward to continued success as we work together to deliver for each other, our farmers, our customers and our communities.

Sincerely,

Joe Sanderson

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Annual Report on Form 10-K for the fiscal year ended October 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended April 30, 2021 of Sanderson Farms, Inc. (the “Company”), and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction and related transactions involving affiliates of Cargill and Continental Grain; (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders), and the related transactions involving affiliates of Cargill and Continental Grain, in the anticipated timeframe or at all; (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships; (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction or of the transactions involving affiliates of Cargill and Continental Grain; (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (7) disruption from the proposed transaction making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business; (8) significant transaction costs; (9) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future; (10) other business effects, including the effects of industry, market, economic, political or regulatory conditions; (11) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks; (12) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above, and could include: high absentee rates that have prevented and may continue to prevent the Company from running some of its facilities at full capacity, or could in the future cause facility closures; (13) an inability of contract poultry producers to manage their flocks; (14) supply chain disruptions for feed grains; (15) further changes in customer orders due to shifting consumer patterns; (16) disruptions in logistics and the distribution chain for the Company’s products; (17) liquidity challenges; and (18) a continued or worsening decline in global commercial activity, among other unfavorable conditions.

Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). The Company plans to mail to its stockholders a definitive Proxy Statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by the Company with the SEC by accessing the Investor Relations section of the Company’s website at http://sandersonfarms.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the Proxy Statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on January 14, 2021 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.

Exhibit 99.3

EMPLOYEE FAQ

1.	What was announced?

a.

We have announced that Cargill and Continental Grain, two leading agricultural and poultry production companies, have entered into a definitive agreement to acquire Sanderson Farms and form a new, privately held poultry producer by combining Sanderson Farms with Wayne Farms, a subsidiary of Continental Grain.

b.	We believe this transaction reflects significant and appropriate value for Sanderson Farms, its team, best-in-class assets, quality products, efficient and sustainable operations and respected brand.

2.	What are the terms of the transaction?

a.	The consortium comprised of Cargill and Continental Grain will acquire Sanderson Farms for $4.53 billion, or $203 per share in cash.

3.	What does this mean for employees?

a.

The combination of Sanderson Farms and Wayne Farms will create a best-in-class U.S. poultry company with a high-quality asset base, complementary operating cultures, and an industry-leading management team and workforce.

b.

The appeal of chicken as a popular, cost efficient protein of choice, both at home, and for folks eating in restaurants, is strong. In fact, we expect that poultry demand will remain strong as we continue to emerge from the pandemic. Our ability to continue serving consumers and restaurants will depend on the new company’s production capacity and our talented team. Our outstanding workforce, best-in-class assets and efficient operations are therefore key factors in this transaction and very important to the long-term success of the combined company.

4.	Who are Cargill, Continental Grain and Wayne Farms?

a.	Cargill and Continental Grain are two highly regarded companies with track records of success in agricultural and meat processing that we believe will be great partners for Sanderson Farms.

b.

Cargill has expertise across the agriculture and chicken producing arena, both in the U.S. and around the world. Cargill also has a great reputation for taking care of their people, serving their customers and having a good work ethic. The way they operate their company is aligned with the way we run Sanderson Farms.

c.

Continental Grain is an owner and operator of food and agribusiness companies including Wayne Farms, an experienced U.S. poultry firm with a decades-long history of customer-focused innovation. Continental Grain and Cargill prioritize being responsible stewards of environmental, human and animal resources, just like we do.

5.	Why is Sanderson Farms combining with Cargill, Continental Grain and Wayne Farms?

a.	We believe this transaction reflects significant and appropriate value for Sanderson Farms, its team, best-in-class assets, quality products, efficient and sustainable operations and respected brand.

b.

The combination of Sanderson Farms and Wayne Farms will create a best-in-class U.S. poultry company with a high-quality asset base, complementary operating cultures, and an industry-leading management team and workforce.

c.

Poultry consumption is very strong coming out of the pandemic as demand for poultry products has improved significantly from a year and a half ago. In addition, thanks to the hard work and dedication of the entire Sanderson Farms team, we are operating very well in all areas of our business.

d.

This transaction is an opportunity for Sanderson Farms to join with companies with track records of success in agriculture and meat processing and who share our commitment to ethical poultry production and sustainable farming practices, being a responsible corporate citizen and supporting the communities in which we operate.

e.	For these reasons, we believe now is the right time to move forward with the next phase for Sanderson Farms and we believe we have found good partners whose values are aligned with our own.

6.	Will there be any changes to my role, responsibilities, reporting structure, compensation or benefits?

a.

The transaction is expected to close by the end of 2021 or early 2022. Until then, Sanderson Farms will continue to operate as an independent company and there will be no changes to roles, responsibilities, reporting structure, compensation or benefits.

b.	It is important that you continue to focus on your day-to-day responsibilities so that we can continue to deliver the highest quality products and the best service to our customers.

c.	We are at the early stages of this transaction and there is still a lot of work ahead of us, including planning our integration to ensure a smooth transition and continuing our outstanding operations.

d.	Rest assured we will keep you updated moving forward as we are able.

7.	Will my Sanderson Farms plant/facility continue to operate after the transaction closes?

a.

Right now, we’re focused on closing the transaction. When that process is completed, we will continue normal operations as we transition to a unified company, with minimal impact on employees. If there are any changes to employees’ jobs and responsibilities, we will reach out to you individually with further details at that time.

8.	How will we fit together?

a.	Our cultures are very complementary as each company has a proud history built on trusted relationships employees, growers, communities and the environment.

b.

Importantly Cargill, Continental Grain and Wayne Farms share our commitment to provide high-quality food products to customers in a sustainable and profitable manner that benefits everyone who contributes to our success.

9.	Where will the new company be headquartered?

a.	We will announce that information at a later date. Rest assured we will keep you updated moving forward as we are able.

10.	What does this transaction mean for Sanderson Farms customers?

a.

We do not expect any significant changes to the product that Sanderson Farms delivers each and every day. Cargill, Continental Grain and Wayne Farms share our commitment to provide high-quality food products to customers in a sustainable and profitable manner that benefits everyone who contributes to our success.

11.	What are the next steps in the transaction process?

a.	The transaction is expected to close by the end of 2021 or early 2022, subject to customary closing conditions, including the receipt of regulatory approvals and approval of our stockholders.

12.	What should I say if I am asked about the transaction by the media or an external party?

a.	As always, if you receive any inquiries from the press, please direct them to Mike Cockrell.

13.	Where can employees obtain additional information? Whom can I contact if I have more questions?

a.	If you have questions about the announcement, please reach out to Mike Cockrell or your supervisor.

b.	We will be sure to keep you updated moving forward as we are able.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Annual Report on Form 10-K for the fiscal year ended October 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended April 30, 2021 of Sanderson Farms, Inc. (the “Company”), and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction and related transactions involving affiliates of Cargill and Continental Grain; (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders), and the related transactions involving affiliates of Cargill and Continental Grain, in the anticipated timeframe or at all; (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships; (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction or of the transactions involving affiliates of Cargill and Continental Grain; (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (7) disruption from the proposed transaction making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business; (8) significant transaction costs; (9) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future; (10) other business effects, including the effects of industry, market, economic, political or regulatory conditions; (11) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks; (12) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above, and could include: high absentee rates that have prevented and may continue to prevent the Company from running some of its facilities at full capacity, or could in the future cause facility closures; (13) an inability of contract poultry producers to manage their flocks; (14) supply chain disruptions for feed grains; (15) further changes in customer orders due to shifting consumer patterns; (16) disruptions in logistics and the distribution chain for the Company’s products; (17) liquidity challenges; and (18) a continued or worsening decline in global commercial activity, among other unfavorable conditions.

Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). The Company plans to mail to its stockholders a definitive Proxy Statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by the Company with the SEC by accessing the Investor Relations section of the Company’s website at http://sandersonfarms.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the Proxy Statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on January 14, 2021 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.